UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 18, 2025

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	LPTH	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment on Form 8-K/A is being filed by LightPath Technologies, Inc. (the “Company”) to amend its current report on Form 8-K filed with the Securities and Exchange Commission on February 21, 2025 (the “Original Report”), solely to provide the financial statements of G5 Infrared, LLC, a New Hampshire limited liability company (“G5 Infrared”) and the related pro forma financial information required by Item 9.01 of Form 8-K. Except as otherwise provided herein, the disclosure made in the Original Report remains unchanged.

As previously disclosed, the Company entered into a Membership Interest Purchase Agreement, dated as of February 13, 2025 (the “Membership Interest Purchase Agreement”), by and among the Company, G5 Infrared, the members of G5 Infrared (the “Sellers”), and Kenneth R. Greenslade, solely in his capacity as Sellers’ Representative, pursuant to which the Company has agreed to acquire from the Sellers all of the issued and outstanding membership interests of G5 Infrared (the “Transaction”). On February 18, 2025, the Company completed the Transaction (the “Closing Date”).

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of G5 Infrared, LLC, comprised of the balance sheets as of December 31, 2024 and 2023, the related statements of operations, changes in members’ equity and cash flows for the years then ended and the related notes to the financial statements, are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated balance sheet of LightPath Technologies, Inc. as of December 31, 2024, and the unaudited pro forma consolidated statements of operations of LightPath Technologies, Inc. for the fiscal year ended June 30, 2024 and for the six months ended December 31, 2024, giving effect to the Transaction, are attached hereto as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of MSL, P.A., dated May 2, 2025.
23.2	Consent of Elliott Davis, PLLC, dated May 2, 2025.
99.1	Audited financial statements of G5 Infrared, LLC as of December 31, 2024 and 2023 as of and for the years then ended.
99.2

Unaudited pro forma consolidated balance sheet of LightPath Technologies, Inc. as of December 31, 2024, and the unaudited pro forma consolidated statements of operations of the LightPath Technologies, Inc. for the fiscal year ended June 30, 2024 and for the six months ended December 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: May 2, 2025	By:	/s/ Albert Miranda
Albert Miranda
Chief Financial Officer

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